                                                     OPPENHEIMER REAL ESTATE FUND

                                                               FORM N-1A

                                                                PART C

                                                           OTHER INFORMATION

Item 23. - Exhibits

(a)      Declaration of Trust dated November 27th, 2001: Previously filed with Registrant's Initial Registration Statement (Reg. No.
333-74582) on 12/05/01, and incorporated herein by reference.

(b)      By-Laws adopted as of November 27th, 2001: Previously filed with Registrant's Initial Registration Statement (Reg. No.
333-74582) on 12/05/01, and incorporated herein by reference.

(c)      (i) Specimen Class A Share Certificate: Filed herewith.

         (ii) Specimen Class B Share Certificate: Filed herewith.

         (iii) Specimen Class C Share Certificate: Filed herewith.

         (iv) Specimen Class N Share Certificate: Filed herewith.

         (v) Specimen Class Y Share Certificate: Filed herewith.

(d)      Form of Investment Advisory Agreement: Filed herewith.

(e)      (i) Form of General Distributor's Agreement: Filed herewith.

(ii)Form of Dealer Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 45 to the
Registration Statement of Oppenheimer High Yield Fund (Reg. No. 2-62076), 10/26/01, and incorporated herein by reference.

(iii)Form of Broker Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 45 to the
Registration Statement of Oppenheimer High Yield Fund (Reg. No. 2-62076), 10/26/01, and incorporated herein by reference.

(iv)Form of Agency Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 45 to the
Registration Statement of Oppenheimer High Yield Fund (Reg. No. 2-62076), 10/26/01, and incorporated herein by reference.

(v)Form of Trust Company Fund/SERV Purchase Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective
Amendment No. 45 to the Registration Statement of Oppenheimer High Yield Fund (Reg. No. 2-62076), 10/26/01, and incorporated herein by reference.

(vi)Form of Trust Company Agency Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No.
45 to the Registration Statement of Oppenheimer High Yield Fund (Reg. No. 2-62076), 10/26/01, and incorporated herein by reference.

(f)      (i) Form of Deferred Compensation Plan for Disinterested Trustees/Directors: Not applicable.

(g)      (i) Form of Custody Agreement: Filed herewith.

(h)      Not applicable.

(i)      Opinion and Consent of Counsel: Filed herewith.

(j)      Independent Auditors' Consent: Previously filed with Registrant's Post-Effective Amendment No.2
         (Reg. No. 333-74582)on 2/25/02, and incorporated herein by reference.

(k)      Not applicable.

Investment Letter from OppenheimerFunds, Inc. to Registrant: Filed herewith.

(m)      (i) Form of Service Plan and Agreement for Class A shares: Filed herewith.

(ii) Form of Distribution and Service Plan and Agreement for Class B shares: Filed herewith.

(iii) Form of Distribution and Service Plan and Agreement for Class C shares: Filed herewith.

(iv) Form of Distribution and Service Plan and Agreement for Class N shares: Filed herewith.

(n)      Oppenheimer Funds Multiple Class Plan under Rule 18f-3 March 18, 1996 and updated through 8/21/01: Previously filed with
Post-Effective Amendment No. 20 to the Registration Statement of Oppenheimer Cash Reserves (Reg. No. 33-23223), 9/27/01, and
incorporated herein by reference.

Powers of Attorney: Filed herewith.

(p)      Amended and Restated Code of Ethics of the Oppenheimer Funds dated March 1, 2000 under Rule 17j-1 of the Investment Company
Act of 1940: Previously filed with the Initial Registration Statement of Oppenheimer Emerging Growth Fund (Reg. No. 333-44176),
8/21/00, and incorporated herein by reference.

Item 24. - Persons Controlled by or Under Common Control with the Fund
----------------------------------------------------------------------

None.

Item 25. - Indemnification
--------------------------

Reference is made to the provisions of Article Seven of Registrant's Amended and Restated Declaration of Trust filed as Exhibit 23(a)
to this Registration Statement, and incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by
Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 26. - Business and Other Connections of the Investment Adviser

(a)      OppenheimerFunds, Inc. is the investment adviser of the Registrant; it and certain subsidiaries and affiliates act in the same capacity to other investment companies, including without limitation those described in Parts A and B hereof and listed in Item
26(b) below.

 (b)     There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of OppenheimerFunds, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name and Current Position                               Other Business and Connections
with OppenheimerFunds, Inc.                             During the Past Two Years
---------------------------                             -------------------------
Timothy L. Abbuhl,
Assistant Vice President                                None.

Amy B. Adamshick,
Vice President
Formerly at Scudder Kemper Investments (July 1998 - May 2000)

Charles E. Albers,
Senior Vice President                                   None.

Edward J. Amberger,
Assistant Vice President                                None.

Janette Aprilante,
Vice President and Secretary                            None.

Hany S. Ayad,
Assistant Vice President                                None.

Victor W. Babin,
Senior Vice President                                   None.

Bruce L. Bartlett,
Senior Vice President                                   None.

John Michael Banta
Assistant Vice President                                None.

Lerae A. Barela
Assistant Vice President                                None.

George Batejan,
Executive Vice President/
Chief Information Officer                               None.

Kevin Baum,
Assistant Vice President                                None.

Connie Bechtolt,
Assistant Vice President                                None.

Robert Behal
Assistant Vice President                                None.

Kathleen Beichert,
Vice President                                          None.

Rajeev Bhaman,
Vice President                                          None.

Mark Binning,
Assistant Vice President                                None.

Erik S. Berg
Assistant Vice President                                None

Robert J. Bishop,
Vice President                                          None.

John R. Blomfield,
Vice President                                          None.

Chad Boll,
Assistant Vice President                                None.

Lowell Scott Brooks,
Vice President                                          None.

Richard Buckmaster
Vice President                                          None.

Scott Burroughs
Vice President                                          None.

Adele A. Campbell,
Assistant Vice President & Assistant
Treasurer: Rochester Division                           None.

Claudia Calich
Assistant Vice President                                None

Michael A. Carbuto,
Vice President                                          None.

Ronald G. Chibnik
Assistant Vice President                                None.

Peter V. Cocuzza,
Vice President                                          None.

Julie C. Cusker,
Assistant Vice President:
Rochester Division                                      None.

John Damian
Vice President                                          None.

O. Leonard Darling,
Vice Chairman, Executive Vice
President and Chief Investment
Officer and Director
Chairman of the Board and a director (since June 1999) and Senior Managing Director (since December 1998)
of HarbourView Asset Management Corporation; a director (since July 2001) of Oppenheimer Acquisition Corp.; a director (since March
2000) of OFI Private Investments, Inc.; Chairman of the Board, Senior Managing Director and director (since February 2001) of OAM
Institutional, Inc.; Trustee (since 1993) of Awhtolia College - Greece.

John M. Davis,
Assistant Vice President                                None.

Robert A. Densen,
Senior Vice President                                   None.

Ruggero de'Rossi,
Vice President
Formerly, Chief Strategist at ING Barings (July
1998 - March 2000).

Craig P. Dinsell,
Executive Vice President                                None.

Randall C. Dishmon,
Assistant Vice President                                None.

Rebecca K. Dolan
Assistant Vice President                                None.

Steven D. Dombrower,
Vice President                                          None.

Bruce C. Dunbar,
Vice President                                          None.

Richard Edmiston,
Assistant Vice President                                None.

Daniel R. Engstrom,
Assistant Vice President                                None.

Armand B. Erpf,
Assistant Vice President                                None.

George R. Evans,
Vice President                                          None.

Edward N. Everett,
Assistant Vice President                                None.

George Fahey,
Vice President                                          None.

Leslie A. Falconio,
Vice President                                          None.

Scott T. Farrar,
Vice President
Assistant Treasurer of Oppenheimer Millennium Funds plc; an officer of other Oppenheimer funds.

Katherine P. Feld,
Vice President, Senior Counsel
and Secretary
Vice President and Secretary of OppenheimerFunds, Distributor, Inc.; Secretary and Director of Centennial Asset
Management Corporation; Vice President and Secretary of Oppenheimer Real Asset Management, Inc.; Secretary of HarbourView Asset
Management Corporation, Oppenheimer Partnership Holdings, Inc., Shareholder Financial Services, Inc., Shareholder Services, Inc., OFI
Private Investments, Inc. and OAM Institutional, Inc.

Ronald H. Fielding,
Senior Vice President;
Chairman: Rochester Division
Director of ICI Mutual Insurance Company; Governor of St. John's College; Director of
International Museum of Photography at George Eastman House; an officer and/or portfolio manager of certain Oppenheimer funds.

Paul Fitzsimmons
Assistant Vice President                                None.

P. Lyman Foster,
Senior Vice President
Formerly, Vice President of Prudential Investments (August 1999-April 2000).

David J. Foxhoven,
Assistant Vice President                                None.

Colleen M. Franca,
Assistant Vice President                                None.

Crystal French,
Vice President                                          None.

Dan P. Gangemi,
Vice President                                          None.

Dan Gagliardo
Assistant Vice President                                None.

Subrata Ghose,
Assistant Vice President
Formerly, Equity Analyst at Fidelity Investments (1995 - March 2000).

Charles W. Gilbert,
Assistant Vice President                                None.

Alan C. Gilston,
Vice President                                          None.

Jill E. Glazerman,
Vice President                                          None.

Paul M. Goldenberg,
Vice President                                          None.

Mikhail Y. Goldverg,
Assistant Vice President                                None.

Laura Granger,
Vice President
Formerly, Portfolio Manager at Fortis Advisors (July 1998-October 2000).

Jeremy H. Griffiths,
Executive Vice President,
Chief Financial Officer and
Director Chief Financial Officer, Treasurer and director of Oppenheimer Acquisition Corp.; Executive Vice President of HarbourView
Asset Management Corporation; President and director of OppenheimerFunds International Ltd.; President. Chief Executive Officer,
Chairman of the Board and director of Oppenheimer Trust Company; director of Trinity Investment Management Corp., Secretary/Treasurer
and director of OppenheimerFunds Legacy Program (a Colorado non-profit corporation); Executive Vice President of OFI Private
Investments, Inc.; Executive Vice President of OAM Institutional, Inc. and a Member and Fellow of the Institute of Chartered
Accountants.

Robert Grill,
Senior Vice President                                   None.

Robert Guy,
Senior Vice President                                   None.

David Hager
Vice President                                          None.

Robert Haley,
Assistant Vice President                                None.

Marilyn Hall
Vice President                                          None.

Kelly Haney,
Assistant Vice President                                None.

Thomas B. Hayes,
Vice President                                          None.

Dorothy F. Hirshman,
Vice President                                          None.

Merryl I. Hoffman,
Vice President and
Senior Counsel
Secretary of Oppenheimer Trust Company.

Merrell I. Hora,
Vice President                                          None.

Scott T. Huebl,
Vice President                                          None.

Margaret Hui,
Assistant Vice President
Formerly Vice President - Syndications of Sanwa Bank California (January 1998 - September 1999).

James G. Hyland,
Assistant Vice President                                None.

Steve P. Ilnitzki,
Senior Vice President
Formerly Vice President of Product Management at Ameritrade (until March 2000).

Kathleen T. Ives,
Vice President and
Assistant Counsel                                       None.

William Jaume,
Vice President
Senior Vice President (since April 2000) of HarbourView Asset Management Corporation; and of OAM Institutional, Inc.
(since February 2001).

Frank V. Jennings,
Vice President                                          None.

John Jennings,
Vice President                                          None.

Lewis A. Kamman,
Vice President                                          None.

Jennifer E. Kane,
Assistant Vice President                                None.

Lynn O. Keeshan,
Senior Vice President                                   None.

Thomas W. Keffer,
Senior Vice President                                   None.

Kristina J. Keller,
Vice President                                          None.

Michael Keogh,
Vice President                                          None.

Michael Kirkpatrick,
Assistant Vice President                                None.

Garrett K. Kolb
Assistant Vice President                                None.

Teresa Kong
Assistant Vice President                                None.

Walter G. Konops,
Assistant Vice President                                None.

Avram D. Kornberg,
Senior Vice President                                   None.

James Kourkoulakos,
Vice President.                                         None.

John S. Kowalik,
Senior Vice President                                   None.

Joseph Krist,
Assistant Vice President                                None.

Guy E. Leaf
Vice President                                          None.

Christopher M. Leavy,
Senior Vice President
Formerly Vice President and Portfolio Manager at Morgan Stanley Investment Management (1997-September 2000).

Dina C. Lee,
Assistant Vice President and
Assistant Counsel
Formerly an attorney with Van Eck Global (until December 2000).

Laura Leitzinger
Vice President                                          None.

Michael S. Levine,
Vice President                                          None.

Gang Li
Assistant Vice President                                None.

Shanquan Li,
Vice President                                          None.

Mitchell J. Lindauer,
Vice President and Assistant
General Counsel                                         None.

Bill Linden
Assistant Vice President                                None.

Malissa B. Lischin,
Assistant Vice President
Formerly Associate Manager, Investment Management Analyst at Prudential (1996 - March 2000).

Reed Litchner
Vice President                                          None.

David P. Lolli,
Assistant Vice President                                None.

Daniel G. Loughran
Vice President: Rochester Division                      None.

Patricia A. Lovett
Vice President                                          None.

David M. Mabry,
Vice President                                          None.

Randy Manske
Assistant Vice President                                None.

Steve Macchia,
Vice President                                          None.

Marianne Manzolillo,
Assistant Vice President
Formerly, Vice President for DLJ High Yield Research Department (February 1993 - July 2000).

Philip T. Masterson,
Vice President and
Associate Counsel                                       None.

Lisa Migan,
Assistant Vice President                                None.

Andrew J. Mika,
Senior Vice President
Formerly a Second Vice President for Guardian Investments (June 1990 - October 1999).

Joy Milan,
Vice President                                          None.

Denis R. Molleur,
Vice President and
Senior Counsel                                          None.

Nikolaos D. Monoyios,
Vice President                                          None.

John Murphy,
Chairman, President, Chief Executive
Officer and Director
President, Chief Executive Officer and director of OFI Private Investments, Inc., an investment adviser subsidiary of the Manager; Chairman and director of Shareholder Services, Inc. and Shareholder Financial Services, Inc., transfer agent subsidiaries of the Manager; President and director of Oppenheimer Acquisition Corp., the Manager's parent holding company;
President and director of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; President and director of OppenheimerFunds International Ltd., an offshore fund management subsidiary of the Manager and of Oppenheimer Millennium Funds
plc; director of HarbourView Asset Management Corporation and Oppenheimer Real Asset Management, Inc., investment adviser subsidiaries of the Manager; President and director of OppenheimerFunds Legacy Program, a Colorado non-profit corporation; director of OAM Institutional, Inc.; President and a trustee of other Oppenheimer funds; director of David L. Babson Acquisition Corp.

Thomas J. Murray,
Vice President                                          None.

Kenneth Nadler,
Vice President                                          None.

David Negri,
Senior Vice President                                   None.

Richard Nichols
Vice President                                          None.

Barbara Niederbrach,
Assistant Vice President                                None.

Robert A. Nowaczyk,
Vice President                                          None.

Raymond C. Olson,
Assistant Vice President                                None.

Gina M. Palmieri,
Vice President                                          None.

Mark Paris
Assistant Vice President                                None.

Frank J. Pavlak,
Vice President                                          None.

David P. Pellegrino,
Vice President                                          None.

Allison C. Pells
Assistant Vice President                                None.

James F. Phillips,
Assistant Vice President                                None.

Jane C. Putnam,
Vice President                                          None.

Michael E. Quinn,
Vice President                                          None.

Julie S. Radtke,
Vice President                                          None.

Kristina Richardson
Assistant Vice President                                None.

Norma J. Rapini,
Assistant Vice President:
Rochester Division                                      None.

Thomas P. Reedy,
Vice President
Vice President (since April 1999) of HarbourView Asset Management Corporation.

John Reinhardt,
Vice President: Rochester Division                      None.

David Robertson,
Senior Vice President
Formerly Director of Sales & Marketing at Schroder Investment Management North America (March 1998-March
2000).

Rob Robis
Assistant Vice President                                None.

Antoinette Rodriguez,
Assistant Vice President                                None.

Jeffrey S. Rosen,
Vice President                                          None.

Richard H. Rubinstein,
Senior Vice President                                   None.

James H. Ruff,
Executive Vice President
President and director of OppenheimerFunds Distributor, Inc.; Executive Vice President (since March 2000)
of OFI Private Investments, Inc.

Andrew Ruotolo
Executive Vice President
President and director of Shareholder Services, Inc.; formerly Chief Operations Officer for American
International Group (August 1997-September 1999).

Rohit Sah,
Assistant Vice President                                None.

Valerie Sanders,
Vice President                                          None.

Kenneth Schlupp
Vice President
Assistant Vice President (since March 2000) of OFI Private Investments, Inc.

Jeffrey R. Schneider,
Vice President                                          None.

Scott A. Schwegel
Assistant Vice President                                None.

Ellen P. Schoenfeld,
Vice President                                          None.

Allan P. Sedmak
Assistant Vice President                                None.

Jennifer L. Sexton,
Vice President                                          None.

Martha A. Shapiro,
Vice President                                          None.

Steven J. Sheerin,
Vice President
Formerly consultant with Pricewaterhouse Coopers (November 2000-May 2001) prior to which he was a Vice President of
Merrill Lynch Pierce Fenner & Smith, Inc. (July 1998-October 2000).

Bonnie Sherman
Assistant Vice President                                None.

David C. Sitgreaves
Assistant Vice President                                None.

Enrique H. Smith
Assistant Vice President                                None.

Richard A. Soper,
Vice President                                          None.

Keith J. Spencer,
Vice President                                          None.

Cathleen R. Stahl,
Assistant Vice President
Assistant Vice President & Manager of Women & Investing Program.

Richard A. Stein,
Vice President: Rochester Division                      None.

Arthur P. Steinmetz,
Senior Vice President                                   None.

Jayne M. Stevlingson,
Vice President                                          None.

Gregory J. Stitt,
Vice President                                          None.

John P. Stoma,
Senior Vice President                                   None.

Deborah A. Sullivan,
Assistant Vice President,
Assistant Counsel Formerly, Associate General Counsel, Chief Compliance Officer,
Corporate  Secretary and Vice President of Winmill & Co. Inc. (formerly Bull
& Bear Group, Inc.), CEF Advisers,  Inc. (formerly Bull & Bear Advisers,  Inc.),
Investor Service Center, Inc. and Midas Management  Corporation (November 1997 -
March 2000).

Mary Sullivan,
Assistant Vice President                                None.

Kevin L. Surrett,
Assistant Vice President                                None.

Susan B. Switzer,
Vice President                                          None.

Anthony A. Tanner,
Vice President: Rochester Division                      None.

Eamon Tubridy
Assistant Vice President                                None.

Cameron Ullyat
Assistant Vice President                                None.

Mark S. Vandehey,
Vice President                                          None.

Maureen VanNorstrand,
Vice President                                          None.

Phillip F. Vottiero,
Vice President                                          None.

Samuel Sloan Walker,
Vice President                                          None.

Teresa M. Ward,
Vice President                                          None.

Darrin L. Watts
Assistant Vice President                                None.

Jerry A. Webman,
Senior Vice President                                   None.

Christopher D. Weiler,
Assistant Vice President:
Rochester Division                                      None.

Barry D. Weiss,
Vice President
Formerly with Fitch IBCA (1996 - January 2000).

Christine Wells,
Vice President                                          None.

Joseph J. Welsh,
Vice President                                          None.

Catherine M. White,
Assistant Vice President
Formerly, Assistant Vice President with Gruntal & Co. LLC (September 1998 - October 2000); member of the
American Society of Pension Actuaries (ASPA) since 1995.

William L. Wilby,
Senior Vice President
Senior Investment Officer, Director of International Equities; Senior Vice President of HarbourView Asset
Management Corporation.

Donna M. Winn,
Senior Vice President
Senior Vice President (since March 2000) of OFI Private Investments, Inc.

Kenneth Winston,
Senior Vice President
Principal at Richards & Tierney, Inc. (until June 2001).

Brian W. Wixted,
Senior Vice President and
Treasurer
Treasurer (since March 1999) of HarbourView Asset Management Corporation, Shareholder Services, Inc., Oppenheimer
Real Asset Management Corporation, Shareholder Financial Services, Inc. and Oppenheimer Partnership Holdings, Inc., of OFI Private
Investments, Inc. (since March 2000) and of OppenheimerFunds International Ltd. and of Oppenheimer Millennium Funds plc (since May
2000), of OAM Institutional, Inc. (since February 2001); Treasurer and Chief Financial Officer (since May 2000) of Oppenheimer Trust
Company; Assistant Treasurer (since March 1999) of Oppenheimer Acquisition Corp. and of OppenheimerFunds Legacy Program (since April
2000); an officer of other Oppenheimer funds.

Carol Wolf,
Senior Vice President
An officer and/or portfolio manager of certain Oppenheimer funds; serves on the Board of Chinese Children
Adoption International Parents Council, Supporters of Children, and the Advisory Board of Denver Children's Hospital Oncology
Department.

Kurt Wolfgruber,
Senior Vice President
Senior Investment Officer, Director of Domestic Equities; member of the Investment Product Review Committee and the Executive Committee of HarbourView Asset Management Corporation.

Caleb C. Wong,
Vice President                                          None.

Edward C. Yoensky
Assistant Vice President                                None.

Robert G. Zack,
Senior Vice President and
Assistant Secretary, Acting
General Counsel   Assistant Secretary of Shareholder Services, Inc., Shareholder Financial Services, Inc., OppenheimerFunds
International Ltd. and Oppenheimer Millennium Funds plc; an officer of other Oppenheimer funds.

Jill Zachman,
Assistant Vice President:
Rochester Division                                     None.

Neal A. Zamore,
Vice President
Formerly (until May 2000) Vice President at GE Capital.

Mark D. Zavanelli,
Vice President                                         None.

Alex Zhou
Assistant Vice President                               None.

Arthur J. Zimmer,
Senior Vice President
Senior Vice President (since April 1999) of HarbourView Asset Management Corporation.

Susan Zimmerman,
Vice President                                         None.

The Oppenheimer Funds include the Board I Funds, the Board II Funds, the Board III Funds and the Board IV Funds as set forth below:

Board I Funds
-------------

Oppenheimer California Municipal Fund
Oppenheimer Capital Appreciation Fund
Oppenheimer Capital Preservation Fund
Oppenheimer Concentrated Growth Fund
Oppenheimer Developing Markets Fund
Oppenheimer Discovery Fund
Oppenheimer Emerging Growth Fund
Oppenheimer Emerging Technologies Fund
Oppenheimer Enterprise Fund
Oppenheimer Europe Fund
Oppenheimer Global Fund
Oppenheimer Global Growth & Income Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer Growth Fund
Oppenheimer International Growth Fund
Oppenheimer International Small Company Fund
Oppenheimer Money Market Fund, Inc.
Oppenheimer Multi-Sector Income Trust
Oppenheimer Multi-State Municipal Trust
Oppenheimer Multiple Strategies Fund
Oppenheimer Municipal Bond Fund
Oppenheimer New York Municipal Fund
Oppenheimer Series Fund, Inc.
Oppenheimer Special Value Fund
Oppenheimer Trinity Core Fund
Oppenheimer Trinity Large Cap Growth Fund
Oppenheimer Trinity Value Fund
Oppenheimer U.S. Government Trust

Board II Funds
--------------

Centennial America Fund, L.P.
Centennial California Tax Exempt Trust
Centennial Government Trust
Centennial Money Market Trust
Centennial New York Tax Exempt Trust
Centennial Tax Exempt Trust
Oppenheimer Cash Reserves
Oppenheimer Champion Income Fund
Oppenheimer Capital Income Fund
Oppenheimer High Yield Fund
Oppenheimer Integrity Funds
Oppenheimer International Bond Fund
Oppenheimer Limited-Term Government Fund
Oppenheimer Main Street Opportunity Fund
Oppenheimer Main Street Small Cap Fund
Oppenheimer Main Street Funds, Inc.
Oppenheimer Municipal Fund
Oppenheimer Real Asset Fund
Oppenheimer Select Managers
Oppenheimer Senior Floating Rate Fund
Oppenheimer Strategic Income Fund
Oppenheimer Total Return Fund, Inc.
Oppenheimer Variable Account Funds
Panorama Series Fund, Inc.

Board III Funds
---------------

Limited Term New York Municipal Fund
Oppenheimer Convertible Securities Fund
Oppenheimer MidCap Fund
Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Quest For Value Funds
Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Quest Value Fund, Inc.
Rochester Fund Municipals

Board IV Funds
--------------

Oppenheimer Real Estate Fund
Oppenheimer Tremont Market Neutral Fund LLC
Oppenheimer Tremont Opportunity Fund LLC

The address of the Board IV Funds, OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corp.,
Oppenheimer Partnership Holdings, Inc., Oppenheimer Acquisition Corp. and OFI Private Investments, Inc. is 498 Seventh Avenue, New
York, New York 10018.

The address of the Board I Funds, the Board II Funds, the Board III Funds, Shareholder Financial Services, Inc., Shareholder
Services, Inc., OppenheimerFunds Services, Centennial Asset Management Corporation, Centennial Capital Corp., and Oppenheimer Real
Asset Management, Inc. is 6803 South Tucson Way, Englewood, Colorado 80112.

Item 27. Principal Underwriter

(a)      OppenheimerFunds Distributor, Inc. is the Distributor of the Registrant's shares. It is also the Distributor of each of the other registered open-end investment companies for which OppenheimerFunds, Inc. is the investment adviser, as described in Part A and
B of this Registration Statement and listed in Item 26(b) above (except Oppenheimer Multi-Sector Income Trust and Panorama Series
Fund, Inc.) and for MassMutual Institutional Funds.

(b)      The directors and officers of the Registrant's principal underwriter are:

Name & Principal                    Positions & Offices         Positions & Offices
Business Address                        with Underwriter                with Registrant
----------------                        ----------------                ---------------

Robert Agan (1)                         Vice President                          None

Janette Aprilante (2)                   Secretary                               None

Jason R. Bach                           Vice President                          None
3264 Winthrop Circle
Marietta, GA 30067

William M. Beardsley                    Vice President                          None
1521 Arrow Wood Land
Downers Grove, IL 60515

Kathleen Beichert (1)                   Vice President                          None

Gabriella Bercze (2)                    Vice President                          None

Douglas S. Blankenship                  Vice President                          None
17011 Woodbark
Spring, TX  77379

Tracey Blinzler (1)                     Assistant Vice President                None

Kevin Bonner (2)                        Assistant Vice President                None

L. Scott Brooks (2)                     Vice President                          None

Kevin E. Brosmith                       Senior Vice President                   None
170 Phillip Court
Lake Bluff, IL 60044

Jeffrey W. Bryan (2)                    Vice President                          None

Susan Burton                            Vice President                          None
4127 Towne Green Circle
Addison, TX 75001

Kathleen Mary Byron                     Vice President                          None
6 Dahlia Drive
Irvine, CA 92618

Jill Crockett (2)                       Assistant Vice President                None

H.C. Digby Clements                     Vice President                          None
200 Oaklane
Rochester, NY 14610

Robert A. Coli                          Vice President                          None
12 White Tail Lane
Bedminster, NJ 07921

Jill E. Crockett (2)                    Assistant Vice President                None

Jeffrey D. Damia (2)                    Vice President                          None

John Davis (2)                          Assistant Vice President                None

Stephen J. Demetrovits (2)              Vice President                          None

Michael W. Dickson                      Vice President                          None
21 Trinity Avenue
Glastonbury, CT 06033

Joseph A. DiMauro                       Vice President                          None
244 McKinley Avenue
Grosse Pointe Farms, MI 48236

Steven Dombrower (2)                    Vice President                          None

George P. Dougherty                     Vice President                          None
4090 Redbud Circle
Doylestown, PA 18901

Cliff H. Dunteman                       Vice President                          None
1196 Fieldstone Dr.
Crystal Lake, IL 60014-1642

John Eiler (2)                          Vice President                          None

Kent M. Elwell                          Vice President                          None
35 Crown Terrace
Yardley, PA  19067

Gregg A. Everett                        Vice President                          None
7124 Trysail Circle
Tampa, FL 33607

George R. Fahey                         Vice President                          None
9 Townview Court
Flemington, NJ 08822

Eric C. Fallon                          Vice President                          None
10 Worth Circle
Newton, MA 02458

Katherine P. Feld (2)                   Vice President and                      None
                                        Corporate Secretary

Mark J. Ferro (2)                       Vice President                          None

Ronald H. Fielding (3)                  Vice President                          None

Patrick W. Flynn (1)                    Senior Vice President                   None

John E. Forrest (2)                     Senior Vice President                   None

John ("J") Fortuna (2)                  Vice President                          None

P. Lyman Foster (2)                     Senior Vice President                   None

Victoria Friece (1)                     Assistant Vice President                None

Luiggino J. Galleto                     Vice President                          None
10302 Riesling Court
Charlotte, NC 28277

Michelle M. Gans                        Vice President                          None
2700 Polk Street, Apt. #9
San Francisco, CA 94109

Lucio Giliberti                         Vice President                          None
6 Cyndi Court
Flemington, NJ 08822

Raquel Granahan (2)                     Vice President                          None

Ralph Grant (2)                         Senior Vice President                   None

Michael D. Guman                        Vice President                          None
3913 Pleasant Avenue
Allentown, PA 18103

Tonya N. Hammet                         Assistant Vice President                None
2612 W. Grand Reserve Circle #227
Clearwater, FL 33759

Clifford W. Heidinger                   Vice President                          None
90 Gates Street
Portsmouth, NH 03801

Phillipe D. Hemery                      Vice President                          None
184 Park Avenue
Rochester, NY 14607

Elyse R. Jurman Herman                  Vice President                          None
1194 Hillsboro Mile, Villa 51
Hillsboro Beach, FL  33062

Wendy G. Hetson                         Vice President                          None
4 Craig Street
Jericho, NY 11753

Kristen L. Heyburn                      Vice President                          None
2315 Mimosa Drive #2
Houston, TX 77019

William E. Hortz (2)                    Vice President                          None

Edward Hrybenko (2)                     Vice President                          None

Brian F. Husch (2)                      Vice President                          None

Richard L. Hymes (2)                    Vice President                          None

Kathleen T. Ives (1)                    Vice President                          None

Eric K. Johnson                         Vice President                          None
28 Oxford Avenue
Mill Valley, CA 94941

Mark D. Johnson                         Vice President                          None
15792 Scenic Green Court
Chesterfield, MO 63017

John S. Kavanaugh                       Vice President                          None
2 Cervantes, Apt. #301
San Francisco, CA 94123

Christina J. Keller (2)                 Vice President                          None

Brian G. Kelly                          Vice President                          None
60 Larkspur Road
Fairfield, CT 06430

Michael Keogh (2)                       Vice President                          None

Lisa Klassen (1)                        Assistant Vice President                None

Richard Klein                           Senior Vice President                   None
4820 Fremont Avenue So.
Minneapolis, MN 55409

Richard Knott (2)                       Vice President                          None

Dean Kopperud (2)                       Senior Vice President                   None

Brent A. Krantz                         Senior Vice President                   None
P. O. Box 1313
Seahurst, WA 98062

David T. Kuzia                          Vice President                          None
9697 S. Golden Eagle Dr.
Highlands, CO 80126

Tracey Lange (2)                        Vice President                          None

Dawn Lind                               Vice President                          None
21 Meadow Lane
Rockville Centre, NY 11570

Malissa Lischin (2)                     Assistant Vice President                None

James V. Loehle                         Vice President                          None
30 Wesley Hill Lane
Warwick, NY 10990

John J. Lynch                           Vice President                          None
5341 Ellsworth
Dallas, TX 75206

Mark Macken                             Vice President                          None
462 Lincoln Avenue
Sayville, NY 11782

Michael Magee (2)                       Vice President                          None

Steven C. Manns                         Vice President                          None
1941 W. Wolfram
Chicago, IL 60657

Todd A. Marion                          Vice President                          None
3 St. Marks Place
Cold Spring Harbor, NY 11724

David M. Martin                         Vice President                          None
10155 S. Woodrose Lane
Highlands Ranch, CO 80126

LuAnn Mascia (2)                        Assistant Vice President                None

Theresa-Marie Maynier                   Vice President                          None
2421 Charlotte Drive
Charlotte, NC 28203

Anthony P. Mazzariello                  Vice President                          None
704 Beaver Road
Leetsdale, PA 15056

John C. McDonough                       Vice President                          None
3812 Leland Street
Chevy Chase, MD 20815

Kent C. McGowan                         Vice President                          None
18424 12th Avenue West
Lynnwood, WA 98037

Dixon Morgan                            Vice President                          None
1820 Berkshire Rd.
Gates Mills, OH 44040

John V. Murphy(2) Director

Wendy Jean Murray                       Vice President                          None
32 Carolin Road
Upper Montclair, NJ 07043

Christina Nasta (2)                     Assistant Vice President

John W. Nesnay                          Vice President                          None
9511 S. Hackberry Street
Highlands Ranch, CO 80126

Kevin P. Neznek (2)                     Vice President                          None

Patrick J. Noble                        Vice President                          None
1155 Wellesley Avenue #204
Los Angeles, CA 90049

Chad V. Noel                            Vice President                          None
2408 Eagleridge Drive
Henderson, NV 89014

Raymond Olsen (1)                       Assistant Vice President                None
                                        & Treasurer

Gayle E. Pereira                        Vice President                          None
2707 Via Arboleda
San Clemente, CA 92672

Brian C. Perkes                         Vice President                          None
8734 Shady Shore Drive
Frisco, TX 75034

Charles K. Pettit                       Vice President                          None
22 Fall Meadow Drive
Pittsford, NY 14534

William L. Presutti                     Vice President                          None
238 Kemp Avenue
Fair Haven, NJ 07704

Elaine Puleo-Carter (2)                 Senior Vice President                   None

Christopher L. Quinson                  Vice President                          None
19 Cayuga Street
Rye, NY 10580

Minnie Ra                               Vice President                          None
100 Dolores Street, #203
Carmel, CA 93923

Heather Rabinowitz (2)                  Assistant Vice President                None

Gary D. Rakan                           Vice President                          None
25031 Woodridge Triangle
Farmington, MI 48335

Michael A. Raso                         Vice President                          None
16 N. Chatsworth Ave., Apt. 301
Larchmont, NY  10538

Douglas Rentschler                      Vice President                          None
677 Middlesex Road
Grosse Pointe Park, MI 48230

Michelle Simone Richter (2)             Vice President                          None

Ruxandra Risko(2)                       Vice President                          None

David R. Robertson (2)                  Senior Vice President                   None

Kenneth A. Rosenson                     Vice President                          None
24753 Bantage Point Terr.
Malibu, CA 90265

James H. Ruff (2)                       President & Director                None

William R. Rylander                     Vice President                          None
85 Evergreen Road
Vernon, CT 06066

Thomas Sabow (2)                        Vice President                          None

Alfredo Scalzo                          Vice President                          None
9616 Lake Chase Island Way
Tampa, FL 33626

Michael Sciortino                       Vice President                          None
785 Beau Chene Drive
Mandeville, LA 70471

Eric Sharp                              Vice President                          None
862 McNeill Circle
Woodland, CA 95695

Debbie Simon (2)                        Vice President                          None

Douglas Bruce Smith                     Vice President                          None
808 South 194th Street
Seattle,WA 98148

William A. Spetrino                     Vice President                          None
7631 Yennicook Way
Hudson, OH 44236

Byron D. Stein                          Vice President                          None
7000 Island Blvd., Apt. 1408
Aventura, FL 33160

John Stoma (2)                          Senior Vice President                   None

Brian C. Summe                          Vice President                          None
239 N. Colony Drive
Edgewood, KY 41017

Michael Sussman(2)                      Vice President                          None

George T. Sweeney                       Senior Vice President                   None
5 Smoke House Lane
Hummelstown, PA 17036

Scott McGregor Tatum                    Vice President                          None
704 Inwood
Southlake, TX 76092

James Taylor (2)                        Assistant Vice President                None

Martin Telles (2)                       Senior Vice President                   None

David G. Thomas                         Vice President                          None
1328 N. Cleveland Street
Arlington, VA 22201

Bryan K.Toma                            Vice President                          None
14575 S. Gallery
Olathe, KS 66062

Floyd A. Tucker                         Vice President                          None
1930 W. Barry Ave., #2
Chicago, IL 60657

Tanya Valency (2)                       Vice President                          None

Mark Vandehey (1)                       Vice President                          None

Suzanne Walters (1)                     Assistant Vice President                None

Teresa Ward (1)                         Vice President                          None

Michael J. Weigner                      Vice President                          None
4905 W. San Nicholas Street
Tampa, FL 33629

Donn Weise                              Vice President                          None
3249 Earlmar Drive
Los Angeles, CA 90064

Catherine White (2)                     Assistant Vice President                None

Marjorie J. Williams                    Vice President                          None
6930 East Ranch Road
Cave Creek, AZ 85331

Thomas Wilson (2)                       Vice President                          None

Donna Winn (2)                          Senior Vice President                   None

Philip Witkower (2)                     Senior Vice President                   None

Cary Patrick Wozniak                    Vice President                          None
18808 Bravata Court
San Diego, CA 92128

Gregor D. Yuska                         Vice President                          None
16035 Canterbury Estates Dr.
Ellisville, MO 63021

Robert G. Zack (2)                      General Counsel & Director          None

(1)6803 South Tucson Way, Englewood, CO 80112
(2)498 Seventh Avenue, New York, NY 10018
(3)350 Linden Oaks, Rochester, NY 14623

(c)      Not applicable.

Item 28. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company
Act of 1940 and rules promulgated thereunder are in the possession of OppenheimerFunds, Inc. at its offices at 6803 South Tucson Way,
Englewood, Colorado 80112.

Item 29. Management Services

Not applicable

Item 30. Undertakings

Not applicable.

                                                        SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment
Company Act of 1940, the Registrant certifies that it meets all requirements for effectiveness of this Registration  Statement  pursuant to Rule 485(B) under the
Securities  Act of 1933 and has duly caused this  Registration  Statement  to be signed on its behalf by the undersigned,  thereunto duly authorized, in the City of New York and State of New York on the 6th day of March 2002.

                                                        Oppenheimer Real Estate Fund

                                                              /s/ John V. Murphy
                                                        By: ________________________________
                                                                John V. Murphy, President

Pursuant to the  requirements of the Securities Act of 1933,  this  Registration
Statement  has been signed below by the following  persons in the  capacities on the dates indicated:

Signatures                                      Title                           Date
----------                                      -----                           ----

/s/ John V. Murphy *                            President,                      March 6, 2002
_____________________________                   Chief Executive
John V. Murphy                                  Officer and Trustee

/s/ Ronald J. Abdow*
____________________________                    Trustee                         March 6, 2002
Ronald J. Abdow

/s/ Eustis Walcott*
_____________________________                   Trustee                         March 6, 2002

Eustis Walcott

/s/ Joseph M. Wikler*
_____________________________                   Trustee                         March 6, 2002

Joseph M. Wikler

/s/ Peter I. Wold*
_____________________________                   Trustee                         March 6, 2002

Peter I. Wold

/s/ Brian W. Wixted*                            Treasurer and Principal         March 6, 2002
_____________________________                   Financial and
Brian W. Wixted                                 Accounting Officer

*By: /s/ Robert G. Zack
-----------------------------------------
Robert G. Zack, Attorney-in-Fact

OPPENHEIMER REAL ESTATE FUND

Registration Statement

EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

23(c)(i)                   Specimen Class A Share Certificate

23(c)(ii)                  Specimen Class B Share Certificate

23(c)(iii)                 Specimen Class C Share Certificate

23(c)(iv)                  Specimen Class N Share Certificate

23(c)(v)                   Specimen Class Y Share Certificate

23(d)                      Form of Investment Advisory Agreement

23(e)(i)                   Form of General Distributor's Agreement

23(g)(i)                   Form of Custody Agreement

23(i)                      Opinion and Consent of Counsel

23(l)                      Investment Letter from OppenheimerFunds, Inc. to Registrant

23(m)(ii)                  Form of Distribution and Service Plan and Agreement for Class B shares

23(m)(iii)                 Form of Distribution and Service Plan and Agreement for Class C shares

23(m)(iv)                  Form of Distribution and Service Plan and Agreement for Class N shares

23(o)                      Powers of Attorney

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